UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2020

GENIE ENERGY LTD.

(Exact name of registrant as specified in its charter)

Delaware	1-35327	45-2069276
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Broad Street Newark, New Jersey	07102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 438-3500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b)-2 of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class B common stock, par value $.01 per share	GNE	New York Stock Exchange

Series 2012-A Preferred stock, par value $.01 per share	GNE.PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.02. Results of Operations and Financial Condition.

On November 6, 2020, the Registrant distributed over a wire service and posted to the investor relations page of its website (www.genie.com), an earnings release announcing its results of operations for the quarter ended September 30, 2020. A copy of the earnings release concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The Registrant is furnishing the information contained in this Report, including Exhibit 99.1, pursuant to Item 2.02 of Form 8-K promulgated by the Securities and Exchange Commission (the “SEC”). This information shall not be deemed to be “filed” with the SEC or incorporated by reference into any other filing with the SEC unless otherwise expressly stated in such filing. In addition, this Report and the press release contain statements intended as “forward-looking statements” that are subject to the cautionary statements about forward-looking statements set forth in the press release.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On November 4, 2020, the Compensation Committee of the Board of Directors of the Registrant approved an amended and restated compensation arrangement between the Registrant and Howard Jonas, the Registrant’s Chairman of the Board of Directors (a non-executive officer position), that will become effective following the scheduled expiration of the current employment agreement between the Company and Mr. Jonas on December 31, 2020. The Fourth Amended and Restated Employment Agreement between the Registrant and Mr. Jonas to be effective as of January 1, 2021 provides for: (i) a three-year term commencing January 1, 2021, (ii) an annual base salary of $200,000 and (iii) a grant of 100,000 restricted shares of the Company’s Class B common stock, which shall vest in substantially equal installments on January 5, 2022, 2023 and 2024.

On November 4, 2020, the Compensation Committee of the Board of Directors of the Registrant approved an amended and restated compensation arrangement between the Registrant and Avi Goldin, the Registrant’s Chief Financial Officer that will become effective following the scheduled expiration of the current employment agreement between the Company and Mr. Goldin on December 31, 2020. The Third Amended and Restated Employment Agreement (the “Employment Agreement”) between the Registrant and Mr. Goldin to be effective as of January 1, 2021 provides for: (i) a three-year term commencing January 1, 2021, (ii) an annual base salary of $400,000, (iii) an annual guaranteed bonus of $140,00 and additional performance bonuses in the discretion of the Compensation Committee and (iv) severance upon certain terminations or non-renewals of the Employment Agreement.

A copy of the Employment Agreement is filed as Exhibit 10.01 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document
10.01	Third Amended and Restated Employment Agreement, dated as of November 4, 2020, between the Registrant and Avi Goldin.
99.1	Press Release, dated November 6, 2020, reporting the results of operations for the quarter ended September 30, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENIE ENERGY LTD.

By:	/s/ Michael Stein
	Name:	Michael Stein
	Title:	Chief Executive Officer

Dated: November 6, 2020

EXHIBIT INDEX

Exhibit Number	Document
10.01	Third Amended and Restated Employment Agreement, dated as of November 4, 2020, between the Registrant and Avi Goldin.
99.1	Press Release, dated November 6, 2020, reporting the results of operations for the quarter ended September 30, 2020.

3